UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2014

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue

SE BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2014, Outerwall Inc. (“Outerwall”) received notice that Deborah L. Bevier will not stand for reelection as a director at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Ms. Bevier stated that she believes it is the right time for her to transition off the Board as part of the Board’s succession efforts.

Ms. Bevier has served on the Board since August 2002, and served as Chair of the Board from October 2008 through June 2013, during a period of significant growth for Outerwall. Ms. Bevier will continue to serve as a director until the date of the Annual Meeting. The Board expressed its appreciation for Ms. Bevier’s dedication and service, and gratitude for her contributions and insights.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

	By:	/s/ Donald R. Rench
Date: April 21, 2014		Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary